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                                                                    EXHIBIT 10.2


                               SERVICES AGREEMENT

          SERVICES AGREEMENT (this "Agreement"), dated as of July 31, 1996, between TELE-COMMUNICATIONS, INC, a Delaware corporation ("TCI"), TCI COMMUNICATIONS, INC., a Delaware corporation ("TCIC" and, together with TCI, the "TCI Parties") and TCI Pacific Communications, Inc. a Delaware corporation ("Pacific").

          WHEREAS, TCI, TCIC and Pacific are parties to a series of transactions (the "Transactions") which, when consummated, will result in the ownership by TCI of all of the outstanding common stock of Pacific;

          WHEREAS, the TCI Parties and Pacific desire to enter into this Agreement which sets forth the general terms upon which the TCI Parties shall furnish certain facilities, services, benefits and personnel to Pacific after the closing of the Transactions.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          Section 1.    Services.
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                 (a)    Agreement to Provide Services. At the request of
                        -----------------------------
Pacific, the TCI Parties shall provide such services to Pacific as may be necessary for the proper and efficient administration and operation of the business of Pacific and the business of Pacific's subsidiaries and affiliates (collectively, the "Services"). The Services shall include, but are not limited to:

                        (i) the services typically performed by the TCI Parties' executive, accounting, finance, corporate, legal and tax department personnel;

                        (ii) the furnishing of office space at TCI's corporate offices in Englewood, Colorado and the furnishing of other office space and property to Pacific for Pacific's use;

                        (iii) access to and assistance from TCIC's cable
                 engineering and construction groups and TCI's programming and technology/venture personnel; and

                        (iv) the furnishing of such other management, supervisory, strategic planning or other services as may be requested by Pacific.

                 (b) Fees for the Services. As compensation for the Services rendered to Pacific pursuant to subsection (a) above, Pacific shall reimburse the TCI Parties for: (i) all direct expenses incurred by the TCI Parties in providing the Services described above, provided that the incurrence of such expenses is consistent with practices generally followed by the TCI Parties in managing or operating its own business or its subsidiaries' or affiliates' businesses and (ii) Pacific's pro rata share of the TCI Parties indirect overhead expenses based on an annual determination by TCI management of the usage by Pacific of such services during the prior year. Such indirect expenses shall include (i) the salaries and other compensation of TCI's and TCIC's officers and employees who perform the Services
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for Pacific (ii) general and administrative overhead expenses, and (iii) the costs and expenses of TCI's and TCIC's physical facilities that are utilized by Pacific. The TCI Parties shall keep true, complete and accurate books of account containing such particulars as may be necessary for the purpose of calculating the above costs.

     Section 2.     Employee Benefit Plans.  Subject to Section 3 hereunder, TCI
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shall permit the present and future employees of Pacific and its majority-owned subsidiaries (collectively, the "Pacific Employees") to participate in each of the benefit plans listed on Schedule A hereto (the "TCI Plans").
Notwithstanding the foregoing, nothing in this Agreement shall impair TCI's right to terminate one or more of the TCI Plans or to modify or amend their terms and conditions, including those that determine the right to participate in such plans, provided that such modification or amendment is applicable to all employees of TCI and its subsidiaries, including Pacific. For so long as Pacific shall remain a participating employer in the TCI Plans, Pacific shall make the required employer contributions to such plans with respect to the Pacific Employees and shall, where applicable, deduct and accumulate from applicable sources the required employee contributions to such plans. The determination of the total amount of contributions required under each such TCI Plan shall be made by Pacific from time to time, and Pacific shall remit such contributions in the manner and at the times prescribed by TCI, consistent with TCI's normal practices for determining, collecting or otherwise charging out the respective benefit plan costs of its participating subsidiary corporations.

     Section 3.     Term.
                    ----

             (a)    Commencement. This Agreement shall become effective
                    ------------
immediately upon the closing of the Transactions.

             (b)    Termination.
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                    (1)  The obligations of the TCI Parties to provide the
Services as provided in Section 1 hereof shall remain in effect until terminated by the TCI Parties at any time on not less than 60 days prior written notice to Pacific.

                    (2) The obligation of TCI to permit the Pacific Employees to participate in the TCI Plans pursuant to Section 2 hereof shall remain in effect until TCI no longer beneficially owns shares of Pacific's common stock representing at least a majority in voting power of the outstanding shares of capital stock of Pacific entitled to vote generally in the election of directors.

     Section 4.     Limitation of Liability.  TCI, TCIC, their respective
                    -----------------------
affiliates, directors, officers, employees, agents and permitted assigns (each, a "TCI Indemnified Party" or together "TCI Idemnified Parties") shall not be liable (whether such liability is direct or indirect, in contract or tort or otherwise) to Pacific or any of Pacific's affiliates, directors, officers, employees, agents, security holders, auditors or permitted assigns, for any liabilities, claims, damages, losses or expenses including, without limitation, any special, indirect, incidental or consequential damages ("Losses") arising out of, related to, or in connection with the Services, except to the extent that such Losses result from the gross negligence or willful misconduct of TCI or TCIC, in which case the TCI Parties' liability shall be limited to a refund of that portion of the amounts actually paid by Pacific hereunder which, as determined by the TCI Parties, represented the cost to Pacific of the Services in question. Pacific hereby agrees to indemnify and hold harmless the TCI Indemnified Parties from and against any and all Losses (including, without limitation,

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reasonable fees and expenses of counsel) incurred by or asserted or awarded against any TCI Indeminified Party arising out of or in connection with or by reason of the Services provided by the TCI Parties under this Agreement, other than any liability of the TCI Parties to refund amounts paid by Pacific as contemplated by the preceding sentence.

     Section 5.  Miscellaneous.
                 -------------

             (a) Entire Agreement. This Agreement constitutes the entire
                 ----------------
agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

             (b) Governing Law. This Agreement and the legal relations between
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the parties hereto shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to conflicts of laws rules thereof.

             (c) Notices. All notices, demands and other communications under
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this Agreement shall be in writing and shall be deemed to have been duly given:
(i) on the day of service if served personally on the party to whom notices is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the day after delivery by Federal Express or similar overnight courier; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

             If to the TCI Parties:

             Tele-Communications, Inc.
             5619 DTC Parkway
             Englewood, Colorado 80111
             Attention:  General Counsel
             Telecopy:  (303) 488-3217

             If to Pacific:

             TCI Pacific Communications, Inc.
             5619 DTC  Parkway
             Englewood, Colorado 80111
             Attention: President
             Telecopy: (303) 488-3200

             Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

             (d) Amendment. This Agreement may not be amended or modified in any
                 ---------
respect except by a written agreement signed by the parties hereto.

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             (e) Successors and Assigns; No Third-Party Beneficiaries.  This
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Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party. Nothing contained in this Agreement, except as expressly set forth, is intended to confer upon any other persons other than the parties hereto or their respective successors and permitted assigns, any rights or remedies.

             (f) Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (g) No Waiver.  No waiver by either party hereto of any term or
                 ---------
condition of this Agreement, in any one or more instances, shall operate as a waiver of such term or condition at any other time.

             (h) Interpretation. The Section headings contained in this
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Agreement are solely for the purpose of reference and do not constitute a part of this Agreement.

             (i) Severability. If any provision of this Agreement shall be
                 ------------
invalid or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, the Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations of each party shall be construed and enforced accordingly.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                              TELE-COMMUNICATIONS, INC.


                              By:   /s/  Stephen M. Brett
                                   --------------------------------
                                    Name:  Stephen M. Brett
                                    Title: Executive Vice President

                              TCI COMMUNICATIONS, INC.


                              By:   /s/  Stephen M. Brett
                                   --------------------------------
                                    Name:  Stephen M. Brett
                                    Title: Senior Vice President

                              TCI PACIFIC COMMUNICATIONS, INC.


                              By:   /s/  Stephen M. Brett
                                   --------------------------------
                                    Name:  Stephen M. Brett
                                    Title: Senior Vice President

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